Exhibit 10.1

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of December 22, 2023, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts N.V., a Dutch naamloze vennootschap with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each lender party hereto (collectively, the “Term Lenders” and, individually, a “Term Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S  S E T H:

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Credit Agreement, dated as of August 9, 2013 (as amended and restated as of April 27, 2017, as further amended and restated as of December 16, 2022 and as further amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding 2022 Term Loans under the Credit Agreement in an aggregate principal amount of $1,091,750,000.00; and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement to decrease the interest rate applicable to the 2022 Term Loans and to make certain other changes as herein provided.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Consolidated First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Net Debt consisting of Obligations that are then secured by first-priority Liens and any other Consolidated Secured Net Debt that is secured on a pari passu or senior basis with such Obligations, in each case, as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“First Amendment” means the First Amendment to the Agreement, dated as of December 22, 2023, by and among the Borrower, Holdings, the other Guarantors party thereto, the Administrative Agent and the Lenders.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Rate” means a percentage per annum equal to:

(a) with respect to 2022 Term Loans, (x) prior to the First Amendment Effective Date, (i) for SOFR Loans, 4.25% and (ii) for Base Rate Loans, 3.25% and (y) on and after the First Amendment Effective Date, (I) initially, (i) for SOFR Loans, 3.25% and (ii) for Base Rate Loans, 2.25% and (II) after the first delivery of a Compliance Certificate after the First Amendment Effective Date pursuant to Section 6.01(a) or 6.01(b), as applicable, the percentages per annum set forth in the table below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(a) or 6.01(b), as applicable:

Pricing Level	Consolidated First Lien Net Leverage Ratio	Base Rate Loans	SOFR Loans
I	> 3.75:1.00	2.50%	3.50%
II	≤ 3.75:1.00	2.25%	3.25%

; and

(b) with respect to Revolving Credit Loans (including Swing Line Loans (which are to be maintained solely as Base Rate Loans)) and Letter of Credit fees, (x) initially, (i) for SOFR Loans, 3.75%, and (ii) for Base Rate Loans, 2.75% and (y) after the first delivery of a Compliance Certificate after the Second Restatement Effective Date pursuant to Section 6.01(a) or 6.01(b), as applicable, the percentages per annum set forth in the table below, based upon the Consolidated Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(a) or 6.01(b), as applicable:

Pricing Level	Consolidated Secured Net Leverage Ratio	Base Rate Loans	SOFR Loans
I	> 3.50:1.00	2.75%	3.75%
II	≤ 3.50:1.00 but ≥ 2.50:1.00	2.50%	3.50%
III	< 2.50	2.25%	3.25%

Any increase or decrease in the Applicable Rate pursuant to clauses (a) or (b) above resulting from a change in the Consolidated Secured Net Leverage Ratio or the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(a) or 6.01(b), as applicable; provided that, if a Compliance Certificate is not delivered within the time frame set forth in Section 6.01(a) or 6.01(b), as applicable, the Applicable Rate set forth in “Pricing Level I” shall apply commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the delivery of such Compliance Certificate.

In the event that any financial statement or certificate delivered pursuant to Section 6.01(a) or (b) is determined to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for Revolving Credit Loans and/or 2022 Term Loans for any period (an “Applicable Period”) than the Applicable Rate for Revolving Credit Loans and/or 2022 Term Loans, as applicable, applied for such Applicable Period, then (x) the Borrower shall promptly (and in any event within five (5) Business Days) following such determination deliver to the Administrative Agent correct financial statements and certificates required by Section 6.01(a) or (b), as applicable, for such Applicable Period, (y) the Applicable Rate for Revolving Credit Loans and/or 2022 Term Loans, as applicable, for such Applicable Period shall be determined as if the Consolidated Secured Net Leverage Ratio or the Consolidated First Lien Net Leverage Ratio, as applicable, were determined based on the amounts set forth in such corrected financial statements and certificates and (z) the Borrower shall promptly (and in any event within ten (10) Business Days) following delivery of such corrected financial statements and certificates pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for Revolving Credit Loans and/or 2022 Term Loans, as applicable, for such Applicable Period. Nothing in this paragraph shall limit the right of the Administrative Agent or any Lender under Section 2.08(b) or Article VIII; provided that any underpayment due to a change in Applicable Rate shall not in itself constitute a Default or Event of Default so long as such additional interest is paid within the time period set forth above.

Notwithstanding the foregoing, except with respect to 2022 Refinancing Term Loans and 2022 Refinancing Revolving Credit Commitments (which are provided as set forth above), (v) the Applicable Rate in respect of any Class of Extended Revolving Credit Commitments or any Extended Term Loans or Revolving Credit Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (w) the Applicable Rate in respect of any Class of Incremental Revolving Credit Commitments, any Class of Incremental Term Loans or any Class of Incremental Revolving Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (x) the Applicable Rate in respect of any Class of Replacement Term Loans shall be the applicable percentages per annum set forth in the relevant agreement, (y) the Applicable Rate in respect of any Class of Refinancing Revolving Credit Commitments, any Class of Refinancing Revolving Credit Loans or any Class of Refinancing Term Loans shall be the applicable percentages per annum set forth in the relevant agreement and (z) in the case of the Term Loans and any Class of Incremental Term Loans, the Applicable Rate shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.14(a).”

(c) Section 1.08 of the Credit Agreement is hereby amended by (i) inserting “, the Consolidated First Lien Net Leverage Ratio” after “the Consolidated Secured Net Leverage Ratio” appearing in the first sentence therein and (ii) inserting “or the Consolidated First Lien Net Leverage Ratio” after “the Consolidated Secured Net Leverage Ratio” appearing in clause (y) of the proviso in the first sentence therein.

(d) Clause (c) of Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Prepayment Premium. In connection with any Repricing Event that is consummated in respect of all or any portion of the 2022 Term Loans on or prior to the date which is six (6) months after the First Amendment Effective Date, the Borrower shall pay to each 2022 Term Lender a fee equal to 1.00% of the aggregate principal amount of the 2022 Term Loans of such Term Lender subject to such Repricing Event.”

(e) Clause (ii) of Section 10.01(c) is hereby amended and restated in its entirety as follows: “any change to the definitions of “Consolidated Secured Net Leverage Ratio”, “Consolidated First Lien Net Leverage Ratio” or the component definitions thereof shall not constitute a reduction or forgiveness in any rate of interest)”

(f) Exhibit D-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

(g) For the avoidance of doubt, the parties hereto agree that (i) the 2022 Term Loans outstanding on the date hereof after giving effect to this First Amendment shall continue to constitute 2022 Term Loans under the Amended Agreement (as defined below), (ii) the Interest Periods applicable as of the date hereof to the outstanding 2022 Term Loans shall not be affected by this First Amendment, (iii) except as required under Section 3(g) below, nothing in this First Amendment shall require the Loan Parties to pay on the date hereof any principal, interest or fees in respect of the 2022 Term Loans or to pay any breakage loss or expense due under Section 3.05 of the Credit Agreement as a result of this First Amendment and (iv) if the Borrower provides notice to any Non-Consenting Lender (as defined below) and the Administrative Agent that it is exercising its rights under Section 3.07(d) of the Credit Agreement in connection with this First Amendment to require such Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more Eligible Assignees identified by the Borrower, the Administrative Agent shall coordinate the transfer of all such Loans of each such Non-Consenting Lender to the identified Eligible Assignees, which transfers shall be effected in accordance with Section 3.07 of the Credit Agreement and shall be effective as of the First Amendment Effective Date, and each Eligible Assignee acquiring 2022 Term Loans in connection with such transfers shall have provided a signature page to this First Amendment consenting hereto with respect to such acquired Loans.

SECTION 2. Representations and Warranties.

(a) In order to induce the Administrative Agent and the Term Lenders to enter into this First Amendment, the Borrower and each other Loan Party hereby represents and warrants that:

(i) no Event of Default shall exist as of the First Amendment Effective Date or would result immediately after giving effect to this First Amendment;

(ii) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the First Amendment Effective Date with the same effect as though made on and as of the such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects (or, to the extent qualified by materiality, in all respects) as of such earlier date;

(iii) it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this First Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this First Amendment (the “Amended Credit Agreement”);

(iv) it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and the performance of the Amended Credit Agreement;

(v) neither the execution or delivery of this First Amendment nor the performance by any Loan Party of the Amended Credit Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under

(A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(b) Holdings and each other Guarantor:

(i) has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment; and

(ii) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in this First Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 3. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) no Event of Default exists as of the First Amendment Effective Date, both before and immediately after giving effect to the First Amendment;

(b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this First Amendment) are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c) the Borrower, Holdings, the other Guarantors, the Administrative Agent and each Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent;

(d) the Borrower, Holdings, the other Guarantors, the Administrative Agent and each Term Lender with outstanding 2022 Term Loans (including any Term Lender that replaces a Term Lender being a Non-Consenting Lender (a “Replacement Term Lender”)) shall have signed a counterpart hereof (whether the same or different counterparts). As used herein, the term “Non-Consenting Lender” means each Term Lender that does not provide its consent to this First Amendment;

(e) the Borrower shall have paid all fees and expenses (x) owing to the Administrative Agent pursuant to the terms of the Credit Agreement (as amended hereby) (including the fees of White & Case, LLP, counsel to the Administrative Agent) or (y) as otherwise separately agreed in writing in connection with this First Amendment and the related transactions;

(f) the Administrative Agent shall have received such certificates of good standing (to the extent such concept exists in the relevant jurisdiction) from the applicable secretary of state of the state (or equivalent office in each relevant jurisdiction) of organization of each Loan Party, (certificates of) resolutions or other corporate or limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party, and resolutions of the supervisory board, members or shareholders of each Loan Party (in each case, as appropriate or applicable in the relevant jurisdiction) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Credit Agreement the other Loan Documents to which such Loan Party is a party on the First Amendment Effective Date; and

(g) the Borrower shall have paid to each relevant Non-Consenting Lender all interest accruing on all its Assigned Loans from the last applicable Interest Payment Date to and including the First Amendment Effective Date, regardless of whether payment would otherwise be required under the Credit Agreement, together with all fees due and owing with respect to such Assigned Loans. As used herein, “Assigned Loans” means the 2022 Term Loans of any Non-Consenting Lender who is required to assign all or any portion of its 2022 Term Loans or its 2022 Term Loans that are prepaid by the Borrower pursuant to Section 3.07(a) in connection with this First Amendment.

SECTION 4. Miscellaneous Provisions.

(a) This First Amendment is limited precisely as written and shall not be deemed to prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

(b) This First Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Except to the extent applicable law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature, (i) the delivery of an executed counterpart of a signature page of this First Amendment by fax, emailed .pdf or any other electronic means approved by the Administrative Agent in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this First Amendment, and (ii) if agreed by the Administrative Agent in writing (which may be via email) with respect to this First Amendment, the delivery of an executed counterpart of a signature page of this First Amendment by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by the Administrative Agent in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this First Amendment. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(c) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING HEREUNDER OR IN CONNECTION HERE WITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) Each of the Borrower and the Administrative Agent hereby consents to the assignment of any 2022 Term Loans held by a Non-Consenting Lender to any Replacement Term Lender which is not a Lender or an Affiliate or an Approved Fund of a Lender.

(e) By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis, (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment and (C) confirms and agrees that at the time of entering into of any pledge governed by Netherlands or Curaçao law created pursuant to or in connection with any Loan Document, it was its intention (and it is still its intention and agreement with the Pledgee) that the pledges secure the obligations as amended, supplemented, extended or restated from time to time.

(f) Each Term Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Term Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment. Each Term Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Term Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this First Amendment, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(g) In connection with the transactions contemplated by this First Amendment, if any Non-Consenting Lender holding outstanding 2022 Term Loans does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect the replacement of such Non-Consenting Lender by a Replacement Term Lender by the earlier of (x) five (5) Business Days of the date on which the Replacement Term Lender executes and delivers such Assignment and Assumption and/or such other documentation and (y) the date as of which all Obligations of the Borrower owing to such Non-Consenting Lender relating to the 2022 Term Loans so assigned shall be paid in full to such Non-Consenting Lender, then the Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Assumption. The Borrower shall pay the processing and recordation fee relating to each such Assignment and Agreement.

(h) This First Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(i) From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.

(j) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

[Signature Pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA HOTELS & RESORTS N.V., as Holdings

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA DOMINICAN RESORT B.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

[Signature Page to First Amendment to Second A&R Credit Agreement]

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

[Signature Page to First Amendment to Second A&R Credit Agreement]

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

SERVICIOS PLYA HOTELS & RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

[Signature Page to First Amendment to Second A&R Credit Agreement]

HILMOBAY RESORT LIMITED, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

ENSENADA ROSA GRANDE RESORT LIMITED, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

ENSENADA PARAISO RESORT LIMITED, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

MONTEGO PORTFOLIO LIMITED, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

INVERSIONES VILAZUL S.A.S, as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

PLAYA CANA B.V., as Guarantor

By:	/s/ Ryan Hymel
Name:	Ryan Hymel
Title:	Authorized Person

[Signature Page to First Amendment to Second A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a 2022 Term Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

Form of Lender Consent

THE UNDERSIGNED HEREBY CONSENTS TO THE SECOND AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

[NAME OF LENDER], as a Term Lender

By:
Name:
Title:

[[FOR LENDERS REQUIRING A SECOND SIGNATURE BLOCK], as a Term Lender

By:
Name:
Title:]

[Signature Pages to First Amendment to Second A&R Credit Agreement]